The Emerging Markets
                                 Income Fund Inc

                                                                  April 17, 2001

Dear Shareholders:

We are pleased to provide this semi-annual report for The Emerging Markets Income Fund Inc ("Fund") for the period ended February 28, 2001. Included in this report is an analysis of the Fund's performance versus the benchmark, a commentary on emerging markets debt, a statement of the Fund's investments as of February 28, 2001 and unaudited financial statements for the six months ended February 28, 2001.

We are proud to report that our director, Charles Barber was named Fund Trustee of the Year in March 2001 by Fund Directions, a publication of Institutional Investor, Inc. According to the article, Mr. Barber received this honor for his "tireless efforts as a vigilant representative of shareholder interests."

During the six months ended February 28, 2001, the net asset value ("NAV")1 of the Fund decreased from $14.01 per share at August 31, 2000 to $13.33 per share as of February 28, 2001. Dividends of $0.825 per share from net investment income were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on NAV for the six months ended February 28, 2001 was 1.34%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")2, a standard measure of return for the emerging markets debt returned 3.78%.

As of February 28, 2001, the Fund, as a percentage of total investments, was approximately 98% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets was invested in short-term investments.

Emerging Markets Debt Securities

Emerging markets debt returned 3.78% for the period ended February 28, 2001, as measured by the EMBI+. Performance of emerging markets debt was mixed throughout the period even though nine countries out of a total of seventeen in the EMBI+ managed to perform better than the EMBI+. This is significant by historical standards, but the positive tone created in earlier periods was dampened due to Turkey's banking crisis. Turkey returned negative 15.42% for the period. Technical factors did, however, remain strong, and this helped the asset class decouple from other risk oriented markets as it outperformed most financial assets, especially U.S. and European high-yield bonds and global equities for the period.

The inflationary bias of the U.S. Federal Reserve Board ("Fed") in effect through November 2000 had driven interest rates to 6.50%. More recently, the market received a boost as the Fed changed its

------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.
2 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note an investor cannot invest directly in an index.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

focus on the U.S. economy from inflation to weakness and commenced easing interest rates in January. The Fed cut interest rates twice, January 3, and January 31, 2001, for a total of 100 basis points3, bringing interest rates to 5.50%. On March 20, 2001, the Fed cut interest rates by an additional 50 basis points, in addition to the January interest rate cuts. In our view, the Fed's changing bias was caused by evidence that U.S. economic growth has slowed considerably in recent months.

Oil prices, an important driver of value in the emerging markets debt, continue to remain at high levels. Fiscal balances and monetary reserves improved substantially as rising oil prices contributed to overall credit quality in Russia, Venezuela, Algeria, Colombia and Mexico, all oil producers. Prices fluctuated during the period, ranging from a low of $24.72 per barrel to a high of $32.97. Oil prices closed the period at $27.50. We think stable or slightly weaker oil prices will be a modest benefit for the oil importers, without significantly undermining the very strong external and fiscal performance of the major oil exporters.

Return volatility4 for emerging markets debt remained substantially below historical levels. However, the combination of the Turkish and Argentinean financial and political crises in January and February registered an upward spike in volatility. We believe that this will normalize as the year progresses. (Of course, no guarantees can be given that our expectations will be met.)

The following is a brief description of developments in key countries over the past months.

Ecuador

Ecuador, the top performer in the EMBI+ index, returned 19.83% for the period. Eight additional countries outperformed the EMBI+ during the period. Ecuador completed its debt restructuring of defaulted Brady bonds5, exchanging them for two issues of global bonds during the period. The relatively fast resolution of this Brady bond default surprised the market and drove Ecuador's returns. In addition, the Paris Club6 granted Ecuador a standard rescheduling of US$880 million of bilateral debt. We believe that Ecuador continues to face a number of economic and political challenges. President Noboa has developed a good working relationship with the International Monetary Fund ("IMF")7, an important factor that has been missing in recent years. In our opinion, Ecuador's budget forecasts seem realistic, and are not based on sustained high oil prices. Yet, we believe the country still needs comprehensive tax reforms to improve its overall fiscal health.

Venezuela

Venezuela returned 6.01% for the period, as measured by the EMBI+. Oil price strength also continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement on year earlier levels. A clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality is the level of international reserves. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt. One further promising figure for 2000 was the lowest reported inflation figure in fourteen years, 13.4%, down from 20% in 1999. We believe the country continues to be an attractive credit at current spread levels, trading at approximately 130 basis points over the EMBI+.

-------------
3 A basis point is 0.01%, or one one-hundredth of a percent.
4 Return volatility is the standard deviation of monthly returns over the period being measured.
5 Brady bonds are public issues, U.S. dollar denominated bonds of developing countries, mainly Latin America, that were exchanged, in a restructuring, for commercial bank loans in default.
6 The Paris Club is the official group of sovereign lenders who have extended credit to sovereign governments.
7 The IMF is an international organization of 183 member countries, estabished to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Mexico

Mexico returned 4.63% for the period as measured by the EMBI+. Mexico continues to reap the rewards of foreign fund flows since it was upgraded to investment-grade8 by Moody's Investors Service, Inc. in March 2000. The period was dominated by political events as Vincente Fox was sworn in as president and completed the formation of his cabinet. In our opinion, the appointment of Gil Diaz as minister of finance was especially well received by the market. We also believe that the Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. Mexico's progress and its sound fundamentals have been widely recognized by the market. Mexican debt, with spreads9 at 415 basis points currently trades approximately 350 basis points tight to the EMBI+.

Brazil

Brazil returned 4.07% for the period as measured by the EMBI+. In our view, Brazilian government officials have made substantial progress in dealing with the country's debt problems and this continues to be at the core of Brazil's solid success. We believe Brazil remains a likely Standard and Poor's Investor Service upgrade candidate in 2001. In our opinion, low inflation, continued growth and moderating oil prices should enable Brazil to continue to improve its credit quality.

Russia

Russia returned a disappointing 0.82% for the period, as measured by the EMBI+. Russian performance was hurt in the fourth quarter of 2000 as many investors sought higher quality credits amidst growing concerns about the pace of worldwide economic growth. Investment grade credits in countries such as Poland and South Korea, which returned 10.04% and 7.98%, respectively, for the period, outperformed the EMBI+. As mentioned earlier, sustained high oil prices drove Russia's economy earlier in the year and every $1 increase in the price of oil reportedly increases Russia's annual export revenues by approximately $1 billion. Russia's hard currency reserves doubled from 1999 levels to end the year in excess of $26 billion. We believe that this reserve position substantially strengthens Russia's credit quality. The Russian Federation Council approved the 2001 Budget in the fourth quarter of 2001. The Budget is considered conservative and we believe the London Club10 financing received in August makes Russia's 2001 debt service obligations very manageable. In addition, as reported, Russia recently agreed to service their Paris Club debt with scheduled payments due to commence in April 2001.

Turkey

Turkey was the worst performer in the index for the period, returning a negative 15.42% as measured by the EMBI+. The November banking crisis became a full-scale balance of payments crisis for Turkey. This February, the IMF granted the Turkish treasury a US$1.4 billion injection to restore confidence in the banking sector. Political disagreements between the Turkish president and the prime minister have contributed to the severity of the crisis. We believe that the potential for negative political surprises has not disappeared and the political situation remains unpredictable. We will continue to monitor developments in Turkey. As of February 28, 2001, we had no exposure to Turkish debt in the Fund.

-------------
 8 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Rating Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

 9 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

10 The London Club is the official group of creditors lending to emerging market governments.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Outlook

The market for emerging markets debt closed the reporting period with spreads at 748 basis points over U.S. Treasuries, 110 basis points wider from September levels. Emerging markets debt has come under pressure with the industrial economic slowdown, the poor performance of the equity markets and the spike in volatility in Turkey and Argentina.

Annual Shareholders Meeting

The Fund held its annual shareholders meeting on December 19, 2000. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting.

1. Election of Directors

     Nominees                       Votes For                 Votes Withheld
     ---------                      ---------                 --------------
     Jeswald W. Salacuse            3,391,673                     2,233
     Riordan Roett                  3,391,673                     2,233

2. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

       Votes For                Votes Against               Votes Abstained
       ---------                ------------                ---------------
       3,393,425                     --                           481

In a continuing effort to provide timely information concerning The Emerging Markets Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ Stephen J. Treadway                 /s/ William D. Cvengros

Stephen J. Treadway                     William D. Cvengros
Co-Chairman of the Board                Co-Chairman of the Board


/s/ Peter J. Wilby                      /s/ James E. Craige

Peter J. Wilby                          James E. Craige
Executive Vice President                Executive Vice President

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments (unaudited)
February 28, 2001

      Face
    Amount (a)    Bonds -- 92.3%                                                             Value
---------------------------------------------------------------------------------------------------
                  Argentina -- 15.0%
                  Republic of Argentina:
Peso   250,000+     8.750% due 7/10/02..............................................    $    235,657
       500,000+     14.100% due 11/30/02*...........................................         506,750
     4,150,000+     11.912% due 4/10/05*(b).........................................       3,978,812
Peso 1,500,000+     11.750% due 2/12/07.............................................       1,323,929
     1,200,000+     12.375% due 2/21/12 ............................................       1,138,500
Peso 3,208,002+     BOCON, Pro 1, 2.3772% due 4/1/07*...............................       1,944,395
                                                                                          ----------
                                                                                           9,128,043
                                                                                          ----------
                  Brazil -- 21.1%
                  Federal Republic of Brazil:
     3,927,000+     12.250% due 3/6/30 .............................................       3,636,402
    11,296,000      11.000% due 8/17/40## ..........................................       9,178,000
                                                                                          ----------
                                                                                          12,814,402
                                                                                          ----------
                  Bulgaria -- 5.9%
                  Republic of Bulgaria:
        29,000+     DISC, Series A, 6.3125% due 7/28/24* ...........................          21,822
     4,750,000+     FLIRB, Series A, 3.000% due 7/28/12* ...........................       3,544,688
         6,000+     IAB, 6.1325% due 7/28/11* ......................................           4,500
                                                                                          ----------
                                                                                           3,571,010
                                                                                          ----------
                  Colombia -- 4.7%
                  Republic of Colombia:
       100,000+     9.750% due 4/23/09 .............................................          90,625
     3,000,000+     11.750% due 2/25/20 ............................................       2,790,000
                                                                                          ----------
                                                                                           2,880,625
                                                                                          ----------
                  Costa Rica -- 0.6%
       350,000+   Costa Rica, 9.995% due 8/1/20# ...................................         366,625
                                                                                          ----------

                  Ecuador -- 5.9%
                  Republic of Ecuador:
     1,363,000+     4.000% due 8/15/30*,# ..........................................         599,039
     6,850,000+     4.000% due 8/15/30* ............................................       3,010,575
                                                                                          ----------
                                                                                           3,609,614
                                                                                          ----------
                  Indonesia -- 1.3%
       500,000+   APP China Group Ltd, 14.000% due 3/15/10(c) ......................         132,500
     1,000,000+   APP International Finance Company B.V., 11.750% due 10/1/05 ......         277,500
     1,500,000+   Tjiwi Kimia International Finance Company B.V., 10.000% due 8/1/04         390,000
                                                                                          ----------
                                                                                             800,000
                                                                                          ----------

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

February 28, 2001

      Face
    Amount (a)    Bonds -- 92.3% (concluded)                                                 Value
---------------------------------------------------------------------------------------------------
                  Ivory Coast -- 0.7%
                  Republic of Ivory Coast:
       909,150+     due 3/29/18(d)(e) ..............................................   $     115,917
     2,107,000+     FLIRB, due 3/29/18#(d)(e) ......................................         242,305
       375,000+     PDI Bond, due 3/29/18#(d)(e) ...................................          43,125
                                                                                          ----------
                                                                                             401,347
                                                                                          ----------
                  Jamaica -- 1.2%
                  Government of Jamaica:
       350,000+     10.875% due 6/10/05 ............................................         347,375
       350,000+     12.750% due 9/1/07# ............................................         364,875
                                                                                          ----------
                                                                                             712,250
                                                                                          ----------
                  Mexico -- 1.2%
     1,000,000+   Hylsa S.A. de C.V., 9.250% due 9/15/07 ...........................         700,018
                                                                                          ----------

                  Panama -- 1.4%
     1,050,000+   Republic of Panama, IRB, 4.500% due 7/17/14* .....................         867,562
                                                                                          ----------

                  Peru -- 3.1%
     2,750,000+   Republic of Peru, PDI Bond, 4.500% due 3/7/17* ...................       1,876,875
                                                                                          ----------

                  Philippines -- 2.6%
     1,925,000+   Republic of the Philippines, 9.875% due 1/15/19 ..................       1,580,906
                                                                                          ----------

                  Russia -- 5.3%
                  Russian Government:
     4,000,000+     10.000% due 6/26/07 ............................................       3,159,640
        17,360+     8.250% due 3/31/10 .............................................          11,745
        69,500+     2.500% due 3/31/30* ............................................          28,256
                                                                                          ----------
                                                                                           3,199,641
                                                                                          ----------
                  Uruguay -- 1.0%
      631,579+    Uruguay, DCB, Series B, 7.125% due 2/18/07* ......................         609,473
                                                                                          ----------

                  Venezuela -- 21.3%
                  Republic of Venezuela:
      3,900,000+    13.625% due 8/15/18## ..........................................       3,763,500
      5,250,000+    9.250% due 9/15/27 .............................................       3,657,938
      4,023,790+    FLIRB, Series A, 7.625% due 3/31/07* ...........................       3,412,677
      2,476,164+    FLIRB, Series B, 7.625% due 3/31/07* ...........................       2,100,096
                                                                                          ----------
                                                                                          12,934,211
                                                                                          ----------
                  Total Bonds (cost -- $56,726,024).................................      56,052,602
                                                                                          ----------


                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

February 28, 2001


     Face
    Amount (a)    Loan Participations, ++ -- 5.8%                                            Value
----------------------------------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
       256,992+     Tranche 1, 7.6875% due 9/4/06* (Chase Manhattan Bank) ...........    $   224,868
     3,942,500+     Tranche 3, 7.6875% due 3/4/10* (Chase Manhattan Bank) ...........      3,242,706
        33,333+   Kingdom of Morocco, Tranche A, 7.5625% due 1/1/09* (J.P. Morgan) ..         29,625
                                                                                          ----------
                  Total Loan Participations (cost -- $3,140,213).....................      3,497,199
                                                                                          ----------

     Number of
     Contracts    Purchase Call Options (e) -- 0.4%
----------------------------------------------------------------------------------------------------
                  Russian Government:
            28      8.250% due 3/31/10, Call @ 68.50, Expire 3/14/01.................         25,200
           210      2.500% due 3/31/30, Call @ 41.00, Expire 3/14/01 ................        201,600
                                                                                          ----------
                  Total Options (cost -- $233,100)...................................        226,800
                                                                                          ----------


     Warrants     Warrants (e) -- 0.0%
----------------------------------------------------------------------------------------------------
           500+   Asia Pulp and Papers Warrants, expire 3/15/05# (Cost -- $0) .......        50
                                                                                          ----------

    Principal
     Amount       Repurchase Agreement -- 1.5%
----------------------------------------------------------------------------------------------------
       893,000+    UBS Warburg LLC, 5.370% due 3/1/01;
                     Proceeds at maturity -- $893,133; Fully collateralized
                     by U.S. Treasury Bond, 10.750% due 8/15/05;
                     Market value -- $911,720) (Cost -- $893,000)....................        893,000
                                                                                         -----------

                  Total Investments -- 100.0% (Cost -- $60,992,337**)................    $60,669,651
                                                                                         ===========

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments (unaudited) (concluded)
February 28, 2001

 -----------
 (a) Principal denominated in U.S. dollars unless otherwise indicated.
 (b) Coupon rate is derived from a formula based on the yields of other Argentina Global bonds.
 (c) The bond is denominated in units. Each unit is equal to $1,000 and one warrant to buy 12,914 shares of Asia Pulp &Paper at $7.8375 per share. The warrant will expire on March 15, 2005.
 (d) Security is currently in default.
 (e) Non-income producing security.
  * Rate shown reflects rate in effect at February 28, 2001 on instrument with variable rates or step coupon rates.
 **  Aggregate cost for federal income tax purposes is substantially the same.
  + All or a portion of the security was segregated as collateral pursuant to a loan agreement. See Note 4.
 ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
  # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
 ## The following securities were segregated at February 28, 2001 to cover outstanding written put options:

    Face                                     Market Value                                            Number of
   Amount       Securities Segregated       of Securities           Written Put Options              Contracts
  --------      ---------------------       -------------            -------------------             ---------
              Federal Republic of Brazil,                    Russian Governments, 8.250% due
11,296,000       11.000% due 8/17/40         9,178,000             3/31/10 @ 68.50, Expire 3/14/01       28
              Republic of Venezuela,                         Russian Governments, 2.500% due
   150,000       13.625% due 8/15/18         1,447,500             3/31/30 @ 41.00, Expire 3/14/01      210

   Abbreviations used in this statement:
   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   DISC     - Discount Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   IAB      - Interest Arrears Bond.
   IRB      - Interest Reduction Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.


                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Assets and Liabilities
February 28, 2001 (unaudited)

Assets
   Investments, at value (cost -- $60,992,337)..................................   $60,669,651
   Receivable for securities sold...............................................    12,289,190
   Interest receivable..........................................................     1,501,020
   Prepaid expenses.............................................................            87
                                                                                   -----------
   Total Assets.................................................................    74,459,948
                                                                                   -----------

Liabilities
   Payable to bank..............................................................        15,314
   Loan payable (Note 4)........................................................    20,000,000
   Payable for securities purchased.............................................       233,100
   Written options, at value (Premium received -- $223,440).....................       205,940
   Accrued interest expense on loan.............................................        33,380
   Management fee payable (Note 2)..............................................        29,179
   Advisory fee payable (Note 2)................................................        20,842
   Accrued expenses.............................................................       215,523
                                                                                   -----------
   Total Liabilities............................................................    20,753,278
                                                                                   -----------
   Net Assets...................................................................   $53,706,670
                                                                                   ===========
Net Assets
   Common Stock ($0.001 par value, authorized
      100,000,000; 4,028,994 shares outstanding)................................   $     4,029
   Additional paid-in capital...................................................    55,795,823
   Undistributed net investment income..........................................       190,370
   Accumulated net realized loss on investments.................................    (1,978,366)
   Net unrealized depreciation on investments and foreign currency..............      (305,186)
                                                                                   -----------
   Net Assets...................................................................   $53,706,670
                                                                                   ===========

Net Asset Value Per Share ($53,706,670 / 4,028,994 shares)......................        $13.33
                                                                                        ======

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Operations
For the Six Months Ended February 28, 2001 (unaudited)

Income
   Interest (includes discount accretion of $861,845).................................     $4,532,454

Expenses
   Interest on loan.....................................................      $877,540
   Management fee.......................................................       179,892
   Advisory fee.........................................................       128,494
   Custodian............................................................        32,218
   Audit and tax services...............................................        26,245
   Legal................................................................        20,272
   Directors' fees and expenses.........................................        15,371
   Printing.............................................................        12,489
   Transfer agent expenses..............................................         5,973
   Listing fees.........................................................         5,788
   Other...............................................................          8,145      1,312,427
                                                                             ---------     ----------
Net Investment Income.................................................................      3,220,027
                                                                                           ----------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
   Net Realized Gain on:
      Investments......................................................................     1,718,934
      Foreign currency transactions....................................................        44,746
                                                                                           ----------
                                                                                            1,763,680
                                                                                           ----------

   Change in Net Unrealized Depreciation on:
      Investments......................................................................    (4,367,314)
      Foreign currency contracts and other assets and liabilities
         denominated in foreign currencies.............................................        (9,096)
                                                                                           ----------
      Increase in Net Unrealized Depreciation..........................................    (4,376,410)
                                                                                           ----------
Net Loss on Investments and Foreign Currency Transactions .............................    (2,612,730)
                                                                                           ----------
Net Increase in Net Assets From Operations ............................................    $  607,297
                                                                                           ==========

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Changes in Net Assets
For the Six Months Ended February 28, 2001 (unaudited) and the Year Ended August 31, 2000

                                                                          2001               2000
-----------------------------------------------------------------------------------------------------
Operations
   Net investment income.............................................  $ 3,220,027        $ 6,744,090
   Net realized gain.................................................    1,763,680          2,962,700
   (Increase) decrease in net unrealized depreciation................   (4,376,410)         8,313,501
                                                                       -----------        -----------
   Increase in Net Assets From Operations............................      607,297         18,020,291
                                                                       -----------        -----------

Dividends and Distributions to Shareholders From:
   Net investment income.............................................   (3,320,524)        (6,605,849)
   Capital...........................................................        --                 --
                                                                       -----------        -----------
   Decrease in Net Assets From
      Dividends and Distributions to Shareholders....................   (3,320,524)        (6,605,849)
                                                                       -----------        -----------

Capital Share Transactions
   Proceeds from shares issued in reinvestment of dividends
      (8,234 and 44,240 shares issued)...............................      107,121            521,742
                                                                       -----------        -----------

Total Increase (Decrease) in Net Assets..............................   (2,606,106)        11,936,184
                                                                       -----------        -----------

Net Assets
   Beginning of period...............................................   56,312,776         44,376,592
                                                                       -----------        -----------
   End of period (includes undistributed net investment income of
      $190,370 and $290,867, respectively)...........................  $53,706,670        $56,312,776
                                                                       ===========        ===========

Statement of Cash Flows
For the Six Months Ended February 28, 2001 (unaudited)

Cash Flows Provided by Operating Activities:
   Purchases of securities........................................................       $(61,210,771)
   Net purchases of short-term investments........................................           (893,000)
   Proceeds from sales of securities and principal paydowns.......................         62,076,449
                                                                                         ------------
                                                                                              (27,322)
   Net investment income..........................................................          3,220,027
   Adjustments to reconcile net investment income to net cash provided by operating activities:
   Accretion of discount on investments...........................................           (861,845)
   Net change in receivables/payables related to operations.......................            564,524
                                                                                         ------------
   Net Cash Provided by Operating Activities......................................          2,895,384
                                                                                         ------------

Cash Flows Used by Financing Activities:
   Proceeds from shares issued in reinvestment of dividends.......................            107,121
   Dividends and distributions paid...............................................         (3,320,524)
                                                                                         ------------
   Net Cash Used by Financing Activities..........................................         (3,213,403)
                                                                                         ------------

Net Decrease in Cash..............................................................           (318,019)
Cash at Beginning of Period.......................................................            302,705
                                                                                         ------------
Payable to Bank at End of Period..................................................       $    (15,314)
                                                                                         ============

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (unaudited)


1.   Organization and Significant Accounting Policies

     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

     However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays dividend to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

1. Organization and Significant Accounting Policies (concluded)

     expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended February 28, 2001, the Fund paid interest expense of $895,020.

2.   Management and Advisory Fees and Other Transactions

     The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Fund has also entered into an investment advisory agreement with PIMCO Advisors L.P. (the "Investment Adviser") to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

     At February 28, 2001, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

3.   Portfolio Activity and Tax Information

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended February 28, 2001 aggregated $60,866,655 and $64,990,871 respectively. The federal income tax cost basis of the Fund's investments at February 28, 2001 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $4,043,495 and $4,366,181, respectively, resulting in a net unrealized depreciation on investments of $322,686.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

     The following written put option transactions occurred during the six months ended February 28, 2001:

                                                                 Number of
                                                                 Contracts       Premium
                                                                  -------        --------
Options written, outstanding at August 31, 2000                      --          $      0
Options written during the six months ended February 28, 2001       238           223,440
                                                                  -------        --------
Options written, outstanding at February 28, 2001                   238          $223,440
                                                                  =======        ========

     The following represents the written put options open at February 28, 2001:

       Number of                                                                 Strike
       Contracts                                                  Expiration      Price       Value
       ---------                                                  ----------      -----      ------
          28       Russian Government, 8.250% due 3/31/10           3/14/01       68.50    $ (27,440)
         210       Russian Government, 2.500% due 3/31/30           3/14/01       41.00     (178,500)
                                                                                           ----------
                   Total Written Put Options
                      (Premium received -- $223,440)                                       $(205,940)
                                                                                           ==========

4.   Bank Loan

     The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with ING Baring (U.S.) Capital LLC. The interest rate on the loan is 8.45% and the maturity date is May 21, 2001. The collateral for the loan was valued at $61,508,114 on February 28, 2001 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.   Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at February 28, 2001 was $3,497,199.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

6.   "When and If " Issued Bonds

     "When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (unaudited) (concluded)

6.   "When and If " Issued Bonds (continued)

cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At February 28, 2001, the Fund has a concentration risk in sovereign debt of emerging market countries.

     The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

8.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of February 28, 2001, the Fund has no outstanding forward contracts.

     A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9.   Dividend Subsequent to February 28, 2001

     On March 1, 2001, the Board of Directors of the Fund declared a dividend of $0.4125 per share, from net investment income, payable on March 30, 2001 to shareholders of record March 13, 2001.

10. Capital Loss Carryforward

     At August 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $3,667,000, available to offset future capital gains through August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Financial Highlights

Selected data per share of common stock outstanding throughout each year:

                                               Period Ended
                                               February 28,                  Year Ended August 31,
                                                   2001         -------------------------------------------------
                                               (unaudited)       2000          1999          1998         1997
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....        $14.01        $11.16       $  7.83        $21.89        $18.04
                                                  ------        ------        ------        ------        ------
Net investment income ....................          0.80          1.72          1.88          2.02          2.10
Net realized gain (loss) and change in
   unrealized appreciation
   (depreciation) on securities and
   foreign currency translations .........         (0.65)         2.78          3.83        (10.84)         5.00
                                                  ------        ------        ------        ------        ------
Total from investment operations .........          0.15          4.50          5.71         (8.82)         7.10
                                                  ------        ------        ------        ------        ------
Dividends and distributions to
   shareholders from:
   Net investment income .................         (0.83)        (1.65)        (2.41)        (2.03)        (2.19)
   Net realized capital gains ............            --            --            --         (2.98)        (1.06)
   Capital ...............................            --            --         (0.02)           --            --
Distributions in excess of net realized
   capital gains .........................            --            --            --         (0.23)           --
                                                  ------        ------        ------        ------        ------
Total dividends and distributions to
   shareholders ..........................         (0.83)        (1.65)        (2.43)        (5.24)        (3.25)
                                                  ------        ------        ------        ------        ------
Increase in net asset value due to shares
   issued on reinvestment of dividends ...            --            --          0.05           --             --
                                                  ------        ------        ------        ------        ------
Net increase (decrease) in net asset value         (0.68)        2.85           3.33        (14.06)         3.85
                                                  ------        ------        ------        ------        ------
Net asset value, end of period ...........        $13.33        $14.01        $11.16        $ 7.83        $21.89
                                                  ======        ======        ======        ======        ======
Per share market value, end of period ....        $13.39      $13.9375        $12.50        $ 9.50      $19.4375
                                                  ======      ========        ======        ======      ========
Total investment return based on market
   price per share (a) ...................         2.62%        27.51%        62.97%       -35.00%        39.18%
Ratios to Average Net Assets:
   Total expenses, including
      interest expense ...................         5.04%(b)      5.00%         5.03%         3.79%         3.58%
   Total expenses, excluding
      interest expense (operating
      expenses) ..........................         1.67%(b)      1.73%         1.85%         1.73%         1.70%
   Net investment income .................        12.37%(b)     13.33%        18.13%        11.56%        10.44%
Supplemental Data:
   Net assets, end of period .............   $53,706,670   $56,312,776   $44,376,592   $29,522,593   $76,873,572
   Portfolio turnover rate ...............           91%          136%           87%          141%          112%
   Bank loan outstanding, end of period...   $20,000,000   $20,000,000   $20,000,000   $20,000,000   $20,000,000
   Interest rate on bank loan, end
      of period ..........................         8.45%      9.06125%      7.17875%      6.28125%         6.50%
   Weighted average bank loan ............   $20,000,000   $20,000,000   $20,000,000   $20,000,000   $20,000,000
   Weighted average interest rate ........         8.78%(b)      8.26%         6.48%         6.44%         6.64%

------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(b) Annualized.

                                                                          Page17

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)*

                                                                                    Net Realized Gain
                                                                                    (Loss) & Change in
                                                           Net Investment             Net Unrealized
                                                               Income           Appreciation (Depreciation)
                                                        --------------------    ---------------------------
                                                                     Per                         Per
Quarters Ended                                           Total      Share           Total       Share
--------------------------------------------------------------------------------------------------------
November 30, 1996...........................             $1,978     $0.56           $8,841       $2.52

February 28, 1997...........................              1,840      0.53            3,833        1.09

May 31, 1997................................              1,803      0.51              951        0.27

August 31, 1997.............................              1,744      0.50            3,923        1.12

November 30, 1997...........................              1,668      0.47           (5,181)      (1.47)

February 27, 1998...........................              1,827      0.51              491        0.14

May 29, 1998................................              1,996      0.53           (3,192)      (0.85)

August 31, 1998.............................              1,721      0.51          (32,372)      (8.66)

November 30, 1998...........................              2,052      0.54           13,631        3.61

February 26, 1999...........................              1,938      0.51           (4,077)      (1.08)

May 28, 1999................................              1,775      0.45            5,209        1.32

August 31, 1999.............................              1,615      0.38             (219)      (0.02)

November 30, 1999...........................              1,650      0.41            4,745        1.19

February 29, 2000...........................              1,445      0.37            4,634        1.15

May 31, 2000................................              1,569      0.39           (4,488)      (1.12)

August 31, 2000.............................              2,080      0.55            6,385        1.56

November 30, 2000...........................              1,517      0.35           (6,700)      (1.64)

February 28, 2001...........................              1,703      0.45            4,087        0.99

*Totals expressed in thousands of dollars except per share amounts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Directors                                              The Emerging Markets Income Fund Inc

CHARLES F. BARBER                                            7 World Trade Center
      Consultant; formerly Chairman,                         New York, New York 10048
      ASARCO Inc.                                            For information call (toll free)
LESLIE H. GELB                                               1-888-777-0102
      President, The Council
      on Foreign Relations                             INVESTMENT MANAGER
HEATH B. MCLENDON                                            Salomon Brothers Asset Management Inc
      Co-Chairman of the Board;                              7 World Trade Center
      Managing Director, Salomon                             New York, New York 10048
      Smith Barney Inc.
      President and Director, SSB Citi Fund            INVESTMENT ADVISER
      Management LLC and Travelers                           PIMCO Advisors L.P.
      Investment Advisers, Inc.                              800 Newport Center Drive
RIORDAN ROETT                                                Suite 100
      Professor and Director,                                Newport Beach, California 92660
      Latin American Studies Program,
      Paul H. Nitze School of Advanced                 CUSTODIAN
      International Studies,                                 Brown Brothers Harriman & Co.
      Johns Hopkins University                               40 Water Street
JESWALD W. SALACUSE                                          Boston, Massachusetts 02109
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,               DIVIDEND DISBURSING AND TRANSFER AGENT
      The Fletcher School of Law & Diplomacy                 American Stock Transfer & Trust Company
      Tufts University                                       40 Wall Street
STEPHEN J. TREADWAY                                          New York, New York 10005
      Co-Chairman of the Board;
      Executive Vice President,                        INDEPENDENT ACCOUNTANTS
      PIMCO Advisors LP                                      PricewaterhouseCoopers LLP
      Chairman and President,                                1177 Avenue of the Americas
      PIMCO Funds Distributors LLC                           New York, New York 10036

Officers                                               LEGAL COUNSEL
                                                             Simpson Thacher & Bartlett
HEATH B. MCLENDON                                            425 Lexington Avenue
      Co-Chairman of the Board                               New York, New York 10017
STEPHEN J. TREADWAY
      Co-Chairman of the Board                         NEW YORK STOCK EXCHANGE SYMBOL
LEWIS E. DAIDONE                                             EMD
      Executive Vice President and Treasurer
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
NEWTON SCHOTT
      Executive Vice President
PETER J. WILBY
      Executive Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

                 The Emerging Markets
                 Income Fund Inc


                 Semi-Annual Report

                 FEBRUARY 28, 2001





-----------------------------------------------------------
                      The Emerging Markets Income Fund Inc
                     ----------------------------------------------------------




American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                    PRSRT-STD
                                  U.S. POSTAGE
                                      PAID
                                 PERMIT No. 169
                                STATEN ISLAND, NY


                                  EMDSEMI 2/01